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                                                                    EXHIBIT 23.1


INDEPENDENT AUDITORS' CONSENT


We consent to the incorporation by reference in Registration Statement No. 333-68227 of Accuride Corporation on Form S-8 of our report dated February 26, 2001, appearing in this Annual Report on Form 10-K of Accuride Corporation for the year ended December 31, 2000.



DELOITTE & TOUCHE LLP
Indianapolis, Indiana

March 21, 2001